#1 #1 #1 #1 #1 #1 #1 #1 #1 #3 #3 #1 #1 #1 #3 #3

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ʻ ʻ

ʻ 8,100 9,600 5,100 3,700

ʻ

5 6 7 8 9 10 11 12 1 2 3 4 5 6 7 8 9 10 11 12 via PDX via SEA 29.6 35.5

Destination Hub Origin

✓ ✓ CV ✓ ✓ CV

CV CV

#1 #2 #3 #4 #5 International Spend Domestic Spend

▪ ▪ ▪ ▪ ▪ ▪

90 100 160 Run-rate cash remuneration

ʻ ʻ ʻ ʻ ʻ

$20M $110M $165M

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Assaia

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 →

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• • • • •

Alaska Accelerate

Accelerating our Vision of the Future

2024 **Investor Day** | December 10, 2024

Safe Harbor

This presentation may contain forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by our forward-looking statements, assumptions or beliefs. For a discussion of risks and uncertainties that may cause our forward-looking statements to differ materially, see Item 1A of the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024. Some of these risks include competition, labor costs, relations and availability, general economic conditions, increases in operating costs including fuel, uncertainties regarding the ability to successfully integrate the operations of the recently completed acquisition of Hawaiian Holdings, Inc. and the ability to realize anticipated cost savings, synergies, or growth from the acquisition, inability to meet cost reduction, ESG and other strategic goals, seasonal fluctuations in demand and financial results, supply chain risks, events that negatively impact aviation safety and security, and changes in laws and regulations that impact our business. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed in our most recent Form 10-Q. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements made today to conform them to actual results. Over time, our actual results, performance or achievements may differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, assumptions or beliefs and such differences might be significant and materially adverse.

Alaska is built on a strong foundation that has generated decades of outperformance

Resilient Business Model

Safety & Operational Excellence	Remarkable Care & Service	Cost Advantage	Balance Sheet Strength

Historical adjusted pretax margin rank by year*:

2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024E**
#1	#1	#1	#1	#1	#1	#1	#1	#1	#3	#3	#1	#1	#1	#3	#3

*Ranking among the industry's six largest airlines
**Excluding MAX grounding impact, ALK estimated to finish first or second.

Acquisition of Hawaiian Airlines drives greater scale, relevance, and loyalty

Top 25 Hub	Expanded Network	Brand Strength	Transaction Value
▪ Leading share in Hawai'i, $8B premium leisure hub ▪ Top global leisure destination ▪ Strengthens existing Hawai'i franchise served for 17 years	▪ Complementary networks ▪ New & improved connections ▪ Increased diversification ▪ International flying ▪ Widebody operational expertise	▪ Unique & beloved brand in Hawai'i and the continental US ▪ Preferred Neighbor Island carrier ▪ 95-year legacy	▪ 0.7x revenue transaction multiple ▪ Accretive in year 1 ▪ Net equity value in fleet; ~66% owned and >40% unencumbered
Scale benefits from leading market position	**More guests served more efficiently**	**Two powerful brands in one seamless program**	**Strong financial returns & valuable assets**

Combination unlocks *at least* $500M in synergies

Alaska Accelerate is set to deliver returns

Strategy delivers $1 billion in incremental pretax profit by 2027

2025 Targets:

- **30% EPS accretion** with EPS **> $5.75**
- **No margin dilution** with **RASM > CASMex**
- **Positive FCF** generation*

2027 Targets:

- Deliver at least **$10 EPS** and **11% to 13% pretax margin**
- Restore balance sheet strength to **1.5x net leverage**
- Additional upside from **$1B share repurchase program**

Earnings per Share



> $5.75
> $10
2025
2026
2027

Pretax profit refers to adjusted pretax profit, Earnings per Share refers to adjusted earnings per share, FCF excludes one-time integration costs

Industry factors of success have shifted in recent years

Fundamental changes in industry characteristics...

Cost reduction	Cost convergence with network carriers
ULCC / LCC hyper growth	Aircraft & infrastructure constraints
Network carriers yielding market share	Network carriers holding market share
Limited product/experience investments	Differentiation and premium investment
Commoditization of travel	Increased premium demand & willingness to pay
Market share focus	Hub performance & margin focus
Opportunistic growth	Building scale & relevance

...have widened profit disparities



17-'19 Avg Q3 Pretax Margin
22-'24 Avg Q3 Pretax Margin
18%
13%
11%
8%
13%
1%
12%
(4%)
Alaska
Network Carriers
LCCs
ULCCs

A clear divergence has emerged between business models, even during the typically profitable summer quarter

*Network carriers include Delta, United and American. LCCs include Southwest and Jetblue. ULCCs include Spirit, Allegiant and Frontier. Data sourced from SEC filings (Frontier only from 2019 onward)
Pretax margin refers to adjusted pretax results

Maintaining industry-leading margins requires building another key element of our resilient business model

Resilient Business Model

Safety & Operational Excellence	Remarkable Care & Service	Cost Advantage	Balance Sheet Strength	Commercial Performance

Network	Product	Loyalty	Cargo

Technology & Innovation

Our playbook is evolving, but Alaska will continue to own a unique niche in the industry

	March 2022 Investor Day	Alaska Accelerate
Focus:	Opportunistic	Building scale, relevance & loyalty
Growth:	4-8% CAGR, above industry	< 4% CAGR the next few years
Costs:	Low costs drive results	Cost discipline protects relative advantage
Revenue & Product:	Low fares & modest product differentiation	Proactive investments to meet guest demand & drive margin expansion
Brand:	West Coast-focused	National & global recognition
Capital Allocation:	Positive FCF, double-digit ROIC, IG metrics	Positive FCF, double-digit ROIC, IG metrics

Commercial strategy geared to deliver **$800 million** of $1 billion incremental profit by 2027

Network


$400M

Connecting our guests to the world

- Unlock power of combined network
- Invest in & optimize key hubs
- Going Global
- Synergy Capture $175M

Product


$100M

Delivering a remarkable travel experience

- Expand premium cabin & build on upselling strategy
- Improve offering from takeoff to touchdown
- Industry Leading NPS

Loyalty


$150M
Alaska
VISA

Creating a valuable loyalty ecosystem

- Scale platform to deliver P&L growth
- Build deep connection and loyalty with Hawai'i guests
- Synergy Capture $90M

Cargo


$150M

Growing the cargo business

- Unlock connectivity
- Pursue new business line opportunities
- Achieve scale benefits
- Synergy Capture $35M

Supported by innovation & modern technology platform

Our combined network is now relevant to more guests than ever

Before: Hubs were local-focused	Now: Hubs are center of balanced network


SEA
PDX
SFO
LAX
SAN
ANC

Capacity distribution from hubs:

23%	24%	53%
West	North/South	East


ANC
SEA
PDX
SFO
LAX
SAN
HNL

Capacity distribution from hubs:

41%	18%	41%
West	North/South	East

This is our platform to connect our guests to the world

Note: Capacity (ASMs) direction from hubs (representative)

Optimizing Hawai'i network timing increases utility, enabling access to 4 million+ more annual guests...

Improved schedule options[1] to and from HI...

PDX ▶ HNL

Dept.	Arrv.	Gauge
08:05	11:00	Narrow
08:40	11:35	Wide

Dept.	Arrv.	Gauge
07:45	10:40	Narrow
10:30	13:25	Narrow
17:45	20:40	Narrow

OGG ▶ SAN

Dept.	Arrv.	Gauge
10:30	18:50	Narrow
10:40	18:55	Narrow

Dept.	Arrv.	Gauge
15:40	23:50	Narrow
22:20	06:40	Narrow

New time channels enable more connectivity

AS HA

...creates #1 utility to and from HI



North America utility (YE2Q24)[2]
HA-only
AS+HA
75%
92%
+17pts
66%
88%
+22pts
64%
88%
+24pts
71%
85%
+14pts
HNL
OGG
KOA
LIH

Combined carrier can now serve ~90% of total Hawai'i guests

Note: 4 million+ annual guests are total market passengers (bi-directional total) that *could* travel on a round-trip AS+HA itinerary, based on 7/21/2025 itineraries (representative peak day) as of 11/22/2024 with 40-minute minimum- and 120-minute maximum connect time; increase based on utility growth from HA pre-integration

1. Representative schedules; "Wingtip" departures (flights in approximately the same time channel) removed in 10 markets
2. North America utility YE2Q24 DB1B O&D demand; Utility is the demand-weighted amount of all O&D PDEW per airport that AS+HA *could* serve with nonstop/connecting service

...combined with optimized brand & aircraft utilization, unlocks **$175M** in run rate synergies

Higher Hawaiian utilization unlocks the equivalent flying of ~7 incremental aircraft



Hours per aircraft per day
2024
2025
+23%
+7%
+25%
10.6
13.0
12.4
13.3
11.4
14.2
A321
A330*
787

...which will be deployed to leverage Hawaiian brand strength in Hawai'i



Daily seats by brand on HI ⇆ N. America
+1% combined
5,100
(27%)
3,700
8,100
+18%
9,600
2024
2025

+12%
RASM premium[1] Hawaiian vs. Alaska

+1,500
Daily roundtrip Hawaiian seats

1. Narrowbody RASM premium HA vs. AS YTD October 2024 for departures scheduled between 6am and 3pm only
*A332 utilization includes non-ETOPS ANC-SEA flying; Utilization change based on representative schedule period

Beyond Hawai‘i, we’re investing seats in the fastest-growing West Coast markets

Annual Revenue ($B)

AAG Hub	Annual Revenue
SEA	$5.6
HNL	$2.1
PDX	$1.4
LAX	$1.1
SFO	$1.0
SAN	**$0.8**
ANC	$0.7



Seattle
4.5% GDP CAGR

The West Coast’s largest hub and our global gateway

#1 Share

375 Daily Departures



Portland
3.0% GDP CAGR

Evolve Portland into a major West Coast connecting complex

#1 Share

75% Market Utility



Design work for future SAN lounge underway

San Diego
5.0% GDP CAGR

Growth opportunity as leading premium carrier in high wealth growing market

#2 Share

39 Nonstop Destinations

Source: Cirium Diio, total market revenue is estimated from NA DOT O&D data; peak day schedule for July 2024. Utility based on LTM Q2 2024 DOT O&D. GDP Growth projection is average annual CAGR through 2030, Source IMF US 2030 foracast, Bureau of Economic Analysis

Our improved hub structures serve more guests, increasing revenue opportunities and incremental profit by **$100M**

Banks in SEA & PDX improve schedules


PDX departures by rolling 60 minutes[2]
2025
2024
Morning
Midday
Afternoon
Evening

4x

More one-stop itineraries, with improved schedule quality & consistency

28%

Reduction in average connection time

...and unlock new pools of demand for AAG


SEA Annual addressable N. America guests (M)[1]
+20%
29.6
35.5

5.9M

additional guests where AAG can offer a competitive itinerary

Total unique origin & destination pairs served	via PDX	▲277%
	via SEA	▲42%

1. Based on YoY published schedules 7/22/24 and 7/21/25 (representative peak day in summer) as of 11/19/2024 (Diio); itineraries available on AS via SEA available in both directions with 40- to 90-minute connection time; all published schedules subject to change; Addressable guests/yr. based on YE2Q24 PDEW for all itineraries via SEA served by AAG the above criteria; Excludes SEA local market
2. Representative banked PDX schedule (published schedules subject to change, see AlaskaAir.com for the latest schedule information)

...while implementing proven revenue management technology enables greater revenue capture and **$125M** incremental profit

O&D RM leverages improved network connectivity


Origin
Before:
Fare related to segment demand
Hub
Future:
Fare related to true-trip demand
Destination

Launching by 2027

...while continuous pricing maximizes revenue opportunity


$110
$130
$150
$200
Any price point
$200
$199
$198
$197
$196

Launching Summer 2025

With improved hub strength, creating an international gateway in SEA drives next evolution in building relevance

We are launching SEA international service with two new routes:

Seattle ▶ Tokyo (Narita)


B1F
KollaBo

Beginning May 2025

Seattle ▶ Seoul (Incheon)



Beginning October 2025

International Gateway by 2030:

12+

Destinations around the World

$1.5B+

Intercontinental Revenue Contribution

Fully enabled by our **one**world partners

Our Seattle hub is the largest connecting complex on the West Coast

SEA offers the most connecting seats

Daily N. America seats, YE Aug. 2025[1]


+28%
46K
SEA
36K
SFO
22K
LAX
19K
SEA

...and the most destinations in N. America

N. America destinations, YE Aug. 2025[2]


104
SEA
87
SFO
60
SEA
57
LAX

1. Published schedules (Diio) as of 11/19/2024 among AA/DL/UA/AS service from SEA/SFO/LAX to Alaska, US, Canada, Mexico, Central America, and Caribbean
2. Nonstop US, Canada, Mexico, Central America, and Caribbean destinations available YE August 2025 as of 11/8/2024 (Diio)

Seattle and the Pacific Northwest, where we have the most relevance and loyalty, have strong intercontinental demand

US > Asia + Oceania annual passengers (M)		
1	Los Angeles	2.9
2	New York	2.7
3	San Francisco	2.2
4	Honolulu	1.3
Pacific Northwest total		**1.0**
5	Chicago	0.8
6	**Seattle**	**0.7**
7	D.C.	0.6
8	Boston	0.5
9	Houston	0.5
10	Dallas	0.5

US > Europe annual passengers (M)		
1	New York	8.4
2	Los Angeles	2.4
3	Boston	1.9
4	San Francisco	1.9
5	Chicago	1.8
6	Miami	1.8
7	D.C.	1.7
Pacific Northwest total		**1.3**
8	Orlando, Fla.	1.1
9	Atlanta	0.8
10	**Seattle**	**0.8**

Source: YE April 2024 global demand by continent (MIDT); traffic from primary airport in city (NYC = EWR/JFK)

Seattle is closer to 90% of the world's population than SFO and LAX



Delhi
10%
Bangkok
8%
Ho Chi Minh City
7%
Manila
7%
Tokyo
10%
Seoul
10%
Sydney*
(4%)
Best-served via SEA
Best-served via SFO/LAX
London
11%
Paris
11%
Rome
10%
SEA geographic benefit:
✓ Faster itinerary times
✓ Lower costs to operate

Note: Percentage represents average distance advantage of SEA versus LAX/SFO
*SEA-SYD via HNL only adds 4mi vs. nonstop

Advantageous geography allows us to better serve many mid-continent cities

Distance advantage of Seattle to Tokyo



SEA
GEG
PDX
BZN
Best-served via SEA
BOI
SLC
OMA
MCI
SFO
ABQ
LAX
AUS
SAT

Specific distance examples

Boise (BOI)

Connecting to NRT via SEA is...

8% shorter vs SFO
16% shorter vs LAX



Kansas City (MCI)

6% shorter vs SFO
8% shorter vs LAX



San Antonio (SAT)

1% shorter vs SFO
2% shorter vs LAX



Note: Map shading representative – US3 hubs only (excludes Canada, Mexico, SAN, LAS); Excludes DFW/DEN due to lack of US geographic coverage; Excludes ORD/BOS/NYC due to east)

Alaska is well-positioned to win valuable corporate & leisure guests who regularly travel internationally

SEA managed corporates spend $300M per year on international travel[1]



Top 5 Managed Corporates
International Spend
Domestic Spend
35%
53%
70%
70%
47%
#1
#2
#3
#4
#5

AAG Elites have a high propensity to travel internationally[2]

50% of AAG Elites said they flew internationally in the past 12 months

75% of AAG Elites say they intend to fly internationally in next 12 months

1. Source: PRISM L12M Sep 2024, SEA t/f International, all existing contracted accounts; brand tracker (FY 2023 + 2024 YTD)
2. Internal customer survey data L12M

Investments in premium seat products and merchandising drive **$100M** additional profit by 2027

Premium ASMs grew 5% between 2019 and 2023 while unit revenues grew by 30%[3]



Low-Cost Product
Expansion of Segmented Products
*Premium Focus
40-45%
10 – 15 points
37%
26%
14%
% of Revenue from Premium[2]
8%
Premium Seat Mix[1]
2010
2012
2014
2017
2019
2022
2023
2024
2027
First Class Only
Introduction of Premium Class
100% of Fleet has FC/PC
Post-FC/PC Expansion

*Includes HA data 2025 and beyond

We offer products across all segments of the market with four distinct premium experiences

Product	% Revenue[2]	Upsell[2]
Saver	13%	($50) below Main
Main*	50%	$175 (Avg. Paid Fare)
PC & Extra Comfort**	17%	+$70 over Main
Domestic First Class	17%	+$315 over Main
Lie Flat (Hawaiian)	3%	+$850 over Main
Lie Flat (International)	TBD	TBD

*Includes Main Preferred and Exit Row
**"Upsell" is based on the average upsell over the average Main paid fare

Note: (1) AAG 10-K Filings / Annual Reports; (2) Air Group internal reporting

Our premium seat mix is set to approach network carrier average, with further opportunity on widebody fleet in the future

Existing fleet retrofits increase premium seat mix 3pts to 29%[1]



% Premium Seats
Network Carrier Average: 30%
8%
26%
29%
2010
Today
2027

Our Widebody aircraft are under-indexed in business class and lack a true international premium economy cabin

% of total seats by cabin

Aircraft	Cabin	AAG	Competitors[2]	Gap
A330	Business	6%	15%	(9 pts)
	Prem. Economy	-	9%	(9pts)
	Premium Total	6%	24%	(18 pts)
787	Business	11%	15%	(4 pts)
	Prem. Economy	-	8%	(8 pts)
	Premium Total	11%	23%	(12 pts)

1. Alaska announced an expansion of premium seating on Boeing 737 aircraft on July 17, 2024, adding 1.3 million more premium seats in our first and premium class cabins by summer 2026
2. Widebody competitors include US network carriers

Our network is best positioned to sell premium seat products within North America

Our North American stage length is ~46% longer than the Big 4 average

Airline	Stage Length *(miles)*	Average Block Time
	1,132	2:59
	834	2:31
	783	2:22
	771	2:12
	729	2:17
Big 4 Average	**775**	**2:20**

Source: Cirium, 2024 scheduled departures within North America, excludes neighbor island service

Passengers are willing to pay more for premium cabins on longer flights



Increase in Fare over Main Cabin
Premium Class
First Class
75%
171%
86%
224%
93%
275%
< 750
751-1,500
1,501+
Stage Length
70% of AAG ASMs

Paid premium load factor vs. flights < 750 miles

+ 8 pts

+ 10 pts

Global partners and oneworld

oneworld

BRITISH AIRWAYS
AMERICAN AIRLINES
CATHAY PACIFIC
FIJI AIRWAYS
FINNAIR
IBERIA
JAPAN AIRLINES
MALAYSIA AIRLINES
QANTAS
QATAR AIRWAYS
ROYAL AIR MAROC
ROYAL JORDANIAN
SRILANKAN AIRLINES

AER LINGUS
AIR TAHITI NUI
CONDOR
HAINAN AIRLINES
ICELANDAIR
KOREAN AIR
LATAM AIRLINES
OMAN AIR
PORTER AIRLINES
SINGAPORE AIRLINES
STARLUX AIRLINES
ALEUTIAN AIRWAYS
BAHAMASAIR
CAPE AIR
CONTOUR AIRLINES
KENMORE AIR
MOKULELE AIRLINES
SOUTHERN AIRWAYS EXPRESS

Guest-first mentality & premium offerings drive industry leading Net Promoter Scores, 20+ pts above network carrier average

Net Promoter Score

All Guests



60
58
53
52
50
31
29
(9)
(10)

Premium Guests



68
67
62
59
52
46
44
42
18
Competitor Set
Network Carrier Average

Source: NPS Prism ® benchmarking report. NPS Prism ® is a registered trademark of Bain & Company Inc., NICE Systems, Inc. and Fred Reicheld. Time period: Full Year 2023. Base sizes: n = 178-3,147. (Alaska n=1,199)

Commercial strategy geared to deliver **$800 million** of $1 billion incremental profit by 2027

Network


$400M

Connecting our guests to the world

Unlock power of combined network

Invest in & optimize key hubs

Going Global

Synergy Capture $175M

Product


$100M

Delivering a remarkable travel experience

Expand premium cabin & build on upselling strategy

Improve offering from takeoff to touchdown

Industry Leading NPS

Loyalty


$150M
VISA

Creating a valuable loyalty ecosystem

Scale platform to deliver P&L growth

Build deep connection and loyalty with Hawai'i guests

Synergy Capture $90M

Cargo


$150M

Growing the cargo business

Unlock connectivity

Pursue new business line opportunities

Achieve scale benefits

Synergy Capture $35M

Supported by innovation & modern technology platform

Air Group's current loyalty offering includes over 11 million active members

Alaska Mileage Plan + HAWAIIANMiles.


Alaska.
Mileage Plan
VISA
Signature
HAWAIIAN
5412 7512 3412 3456
00/00
mastercard

>11M *active members*	**>3M** *cobrand cardholders*	**>600k** *program elites*
>$2B *annual cash remuneration*	**>15%** of Air Group revenue	**>$12B** *program valuation*

Note: Active members reflects those with activity in the prior 24 months. Total membership is >35M.

We've already invested $25M in a modern, digital loyalty platform that can scale more quickly



Modernized Backend Loyalty Systems

- 18-month, $15M investment in migration to cloud-based architecture
- Completed in September 2024



Anita Holiday
MP MEMBER
since 2019
10k
20k
30k
40k
55k
75k
85k

New Loyalty Mobile & Desktop Experience

- $10M investment in more engaging, modern, member-facing experience
- Launches in Q1 2025



Streamlined Partner Content Integrations

- Enhanced air and non-air partner integration approach
- Ability to add new content in less than 3 weeks

Our loyalty platform is set to deliver step-out growth & **$150M** in incremental profit from program improvements

Program Cash Remuneration Growth



10% CAGR
$2.2B
$0.2B
$0.5B
$2.9B
2024
Core Growth
Incremental Initiatives
2027

Cash from Incremental Initiatives

Program Refresh	$45M
Synergy Capture	$160M
Card Product Expansion	$165M
National Platform Relevance	$130M
Total	**$500M**

Incremental pretax profit: $150M

In 2025 we'll refresh our program, with investments driving incremental profit of **$20M**

New Milestone Rewards


10K milestone
MVP
MVP Gold
35K milestone
55K milestone
MVP Gold 75K
85K milestone
MVP Gold 100K
New 150K, 200K, and 250K milestones

More Ways to Earn Rewards


A faster path to elite status for 2025.
VISA
Alaska AIRLINES
CARING FOR THE LONG HAUL

Improved Currency Offering



Combining our loyalty programs delivers run rate synergies of **$90M**

Loyalty Cash Remuneration by Category

Rate Volume	$80M
Penetration	$80M
Total	**$160M**

Run-rate cash remuneration

Loyalty Cash Remuneration by Year



90
100
160
2025
2026
2027

Synergy run rate pretax profit of $90M

Hawai‘i market investment fosters material loyalty and cobrand growth

Invest	Monetize	Engage
Replicating successful State of Alaska (Club 49) community model in Hawai‘i	Free membership includes quarterly discounts, checked bag(s), and access to exclusive network-wide promotions	Air Group’s cobrand card penetration in the State of Alaska is >20pts higher than the State of Hawai‘i


70%
Hawai‘i market program penetration
2025
2027


+10pts
Hawai‘i market cobrand penetration
Today
2027

We're launching an innovative Premium Card to amplify our growth, driving incremental profit of **$40M**

Design Objectives

- Supports premium positioning with a differentiated offering
- Ensure strong resonance with affluent, next-generation travelers
- Better compete with popular bank-branded cards

Incremental Cash Remuneration



$20M
$110M
$165M
2025
2026
2027

Incremental pretax profit of $40M

New Premium Card leans into unique benefits and global travel

Industry Leading Cardholder Proposition

Go Global

- Global Companion Award Certificate(s)
- 3x miles on all eligible foreign purchases
- Award ticket fee waiver

Travel Better

- Alaska Lounge & Wi-Fi pass allotment
- Accelerated path to elite status
- Innovative travel disruption program

Experience More

- 3x miles on all eligible dining purchases
- Unique currency flexibility offer
- Same day confirmed fee waiver


Anita Holiday

Coming Summer of 2025,
pre-register interest now for an exclusive offer:
alaskaair.com/premium-card

Building national relevance is key to igniting program growth and will drive incremental profit over time



More **Brand Relevance**	All-new loyalty platform brand, visual identity, and signature moments
More **Content Relevance**	24 global airline partners now sold on alaskaair.com with more to come
More **Rewards Relevance**	More choice for members in how they accrue and redeem rewards

Ambitious plan to increase active members by 50% while adding a further $100M to cash remuneration by 2027

Reimagined loyalty platform launches in 2025

Significant Unlock by 2027

- 30% growth in program cash remuneration
- 50% growth in active program members
- $150M incremental pretax profit from initiatives

Program Refresh:
Rolling out now

Synergy Capture:
Rolling out now

Card Product Expansion:
Coming next Summer

National Platform Relevance:
Details next Summer

Cargo business set to expand in strategic importance to deliver **$150M** incremental profit


$60M
$55M
$35M
Network Synergies
Yield & Optimization
CMI + Other
New Franchise
$150M Incremental Profit

Cargo Business Unlocks

- **Combined network improves schedule quality and profitability**
  - 3x more connecting markets (6k → 18k lanes)
  - Close gap on widebody belly performance vs. industry (~3k lbs/departure and 40% yield deficit)
- **International service jumpstarts expansion**
  - Tokyo & Seoul are 3rd & 4th largest markets in Asia
- **A330 Freighter CMI business diversify revenues**
- **Decades of leadership experience and freighter expertise drive high confidence in execution and results**

Note: CMI stands for Crew, Maintenance and Insurance

Innovation is in our DNA: Rooted in business needs, we elevate the guest experience with emerging tech

First Airline to:


ALASKA'S WORLD

sell tickets online


Check-In
Start Here

launch airport kiosks



sell electronic bag tags in US



offer Tap-to-Pay onboard



lead in digital identities


Scenario Builder

use AI scheduling optimization


Print bag tags

launch iPad bag tag stations



use AI-enabled flight planning


Alaska.

launch auto-mated bag drop

Alaska Inspires

offer GenAI search tool

Modernizing our platforms has increased speed to market, delivering business value along the way

From 70% Legacy in ‘22 to 0% Legacy by ‘25



Frictionless Day of Travel Experience

Optimizely
Temporal
Quantum Metric
AIRSHIP

Innovative Tech Partnerships

oneworld

Mobile App as Global Travel Companion


Bradley, we have deals for you
COCONAUT
Head to the Bahamas
Flights to
Nassau, Bahamas (NAS-Nassau)
$109 one way*
Book now
Soak up the sun
Flights to
Kahului, HI (OGG-Kahului/Maui)
$99 one way*
Book now

Personalized Selling across Direct & Indirect Channels

Alaska Star Ventures leverages industry innovation to deliver business value & shape the future of aviation

Investment Thesis

- Balanced portfolio of targeted, high-quality investments that are relevant to our future and good for consumers
- Bias for sustainability-linked and AI-enabled technologies
- Enables:
  - Insight into industry innovation
  - Informing technology development
  - Implementing new solutions in our business
  - Long-term value

Model

- Wholly-owned, self-perpetuating
- Dedicated Corp Dev leader with deep industry experience
- $89M capital committed to-date
- Focus on Series A-B to balance risk/reward
- Complement modest capital investment with in-kind investment, business intelligence and partnerships

Portfolio

The Westly Group
Carbon Direct Capital
UP.Partners Ventures | Labs | Summit
volantio
ASSAIA
odysee
JetZero
ZeroAvia
twelve
REGENT
DiamondStream *

*Special Purpose Vehicle

Portfolio companies advance efficiency & performance, improve guest experience, and/or reduce climate impact


Belt loader connected

Assaia

AI-enabled aircraft turn visibility and optimization


ZEROAVIA

ZeroAvia

Hydrogen-Electric Powertrains



Twelve

Carbon Transformation, Power-to-liquid fuel


Alaska

JetZero

Blended Wing-Body Aircraft

AI-enabled aircraft turn visibility & optimization provides operational efficiency savings today


THE APRON AI
Belt loader connected
Pushback tug connected
ASSAIA
ENABLING AIRPORTS & AIRLINES TO
SERVE THE NEXT 3.5 BILLION PASSENGERS

ASSAIA

Tech	▪ AI-powered computer vision data from tarmac cameras monitor and analyze ground ops, tracks events in real time ▪ Data-driven insights and automation provide actionable insights and predictive capabilities
Company	▪ Founders: Max Diez and Nikolay Kobyshev ▪ Headquarters: Zurich, Switzerland
Benefits	▪ Optimizing turnaround times ▪ Reduced safety incidents ▪ Improved resource allocation
Roadmap	▪ 2022: Alaska began use at SEA; 1+ min/aircraft ground delay reduction ▪ 2025+: Enhancement of product capabilities

Zero-emissions powertrain with defined path to certification, testing retrofit for retired Alaska regional aircraft


Alaska
ZEROAVIA

ZEROAVIA

Tech	▪ Electrification backed by hydrogen fuel cells ▪ Retrofit and line-fit options for many popular commercial aircraft models
Company	▪ Founder: Val Miftakhov ▪ Operations: Everett, WA; Hollister, CA; Kemble, UK
Benefits	▪ Test-and-prove for increasingly larger aircraft, concurrent to certification testing with CAA/FAA ▪ Zero emissions, anticipated lower fuel costs (15-30%); maintenance savings (30%) ▪ H2 infrastructure integrated at existing airports
Roadmap	▪ 2026: 9-19 seats/300nm ▪ 2027-9: 40-80 seats/1000nm ▪ 2030-2040: 100-200 seats/2000-3000nm

Transforming recaptured carbon dioxide into sustainable aviation fuel with 90%+ lower lifecycle carbon emissions



Renewable Energy
Direct Air Capture
Heat Loss
eFuels Production
E-Jet®
and eFuels
CO2
Twelve's Electrochemical Technology
CO2Made®
Products
eChemical Production
Biogenic CO2
Water
twelve

twelve

Tech	▪ Carbon transformation: converts CO2, water and renewable energy into hydrocarbon products from fabrics to fuels ▪ "E-Jet SAF" is a drop-in power-to-liquid SAF
Company	▪ Founders: Nicholas Flanders, Etosha Cave, and Kendra Kuhl ▪ Operations: Berkeley, CA; Moses Lake, WA
Benefits	▪ 90+% lower lifecycle carbon emissions v. Jet A ▪ Scalable module-style production ▪ Diversified technology applications
Roadmap	▪ 2025: First gallons from WA production facility ▪ 2026+: Expanded production, additional sites

Blended wing-body aircraft design using existing engine-technology and delivers up to 50% better fuel efficiency


Alaska

Jetzero

Tech	▪ Existing narrowbody engines powering widebody-size airframe; all commercial off-the-shelf inputs ▪ Innovative aerodynamics drive efficiency
Company	▪ Founders: Tom O'Leary and Mark Page ▪ Headquarters: Santa Monica, CA
Benefits	▪ 40-50% better fuel efficiency > lower costs and emissions, synergistic with other decarb technologies (i.e. SAF) ▪ Commercial off-the-shelf components, engines & systems ▪ Surface/environmental and cabin noise reduction ▪ Innovative interior design options for premium experience
Roadmap	▪ 2026 Prototype construction and regulatory engagement ▪ 2028-30 Flight testing, refinement, certification ▪ 2031 Commercial launch

Expanded investment approach with UP.Labs focuses on direct business value & long-term equity creation

UP.Labs is a first-of-its-kind venture lab; part of the UP ecosystem

Business Model

- Identify Alaska's most pressing challenges
- Launch startups to develop transformative software solutions
- Recruit proven entrepreneurs, product leaders, technologists
- Alaska owns 25% equity and board seat for each startup
- UP.Ventures invests early equity
- Call option to purchase startup after 3 years

Leadership Team

- **UP. Labs:** John Kuolt, Katelyn Foley
- **Alaska Investment Committee:** Ben Minicucci, Shane Tackett, Andrew Harrison, Constance von Muehlen, Diana Birkett Rakow, Pasha Saleh

Alaska AIRLINES UP.LABS

Launched first company in Q4 2024: Odysee drives AI-enabled schedule optimization

First company

Odysee launched October 2024

- AI-powered schedule planning and decision-making tool with tradeoff analysis and stress test simulation
- Benefits include schedule optimization, revenue enhancement, increased resilience


odysee

New software company roadmap

Additional companies launching 2025-2026


odysee
Solution #3 launch
Q4
'24
Q1
'25
Q3
'25
Q4 '25 through 2026
Solution #2 launch
Potential for 3 additional

Synergies begin to unlock in earnest in 2025, with at least $500M captured by 2027

Revenue	Network	~$175M	• Access to 4M+ new guests through combined network • More HA brand flying/utilization
	Loyalty	~$90M	• Increased cardholder spend/ penetration, better card economics
	Cargo	~$35M	• Network synergies and access to 3x new shipping lanes
Cost	SG&A	~$200M	• Overhead cost efficiencies • Scale efficiencies as larger carrier • Reduced interest costs • Net of labor pay rate dis-synergies
Total		At least $500M	

Synergy capture


~$200M
$500M+
2025
2026
2027
Network
Loyalty
Cargo
Costs

Alaska Accelerate unlocks clear path back to target pretax margins of 11% to 13% by 2027

$1 Billion profit improvement by 2027 + lapping $350m one-time headwinds

Revenue	$800M
Cost	$200M
Recovery	$350M
Total	**$1.35B**



3-4%
$350M
Max: $223m
HA: $130m
$500M
Rev: $300m
Cost: $200m
$100M
10%
$400M
Network/RM: $225m
Loyalty: $60m
Cargo: $115m
11-13%
2024 Pro Forma Margin*
One-Time Headwinds
Synergies
Premium Cabin Project
Double Digit Margins
Newly Announced Commercial Initiatives
2027 Margin Expectations

Resolved headwinds, synergy capture and previously announced premium cabin project alone return Alaska to double digit margins

Newly announced initiatives return Alaska to target margins of 11-13%

*2024 Pro Forma margin assumes Alaska and Hawaiian were combined all of 2024 rather than from 9/18/24-12/31/24

...with return to target leverage levels by 2026, and incremental share repurchase program of $1 billion executed by 2028

Balance Sheet Targets



Debt to Cap
58%
< 50%
2.5x
Net Leverage Target
1.5x
2024F
2025
2026
2027

Capex: ~$1.3B ← Average $1.4B-$1.6B Annually →

Share Repurchases



New Share Repurchase Program - Forecast
In Millions
$250
$250
$250
$250
2025
2026
2027
2028

*Forecast Cumulative % of Market Cap Repurchased**	2025	2026	2027	2028
	7.0%	10.5%	14.0%	17.5%

Will evaluate opportunistic acceleration of share repurchases if stock is undervalued

*Forecast cumulative % of market cap repurchased based on ~$7.094b market cap as of Dec 5, 2024 & includes forecasted repurchase spend only in 2024 & beyond.
Net Leverage refers to Adjusted net debt to EBITDAR

EPS to reach $10 by 2027, with acquisition expected to be 30% accretive to EPS in 2025

Metric	Q4 2024 Guidance	FY 2024 Guidance	FY 2025 Guidance	2027
Capacity	Up ~1.5%		Up 2-3%	
RASM	Up mid-to-high-single digits			
CASMex	Up low-double digits			
Economic Fuel Cost per Gallon	$2.55 to $2.65		~$2.55	
EPS	$0.40 - $0.50	$4.25 to $4.50	> $5.75	>$10.00
Non-Op	~$45m			

Alaska Accelerate positions us to be an industry winner

Resilient business model supports a long track record of outperformance	Continued cost advantage
Industry factors of success have shifted	Product & experience aligned with guest demand
Building key commercial performance pillar	Deeper relevance & loyalty
Transformative acquisition unlocks new growth opportunities	True global presence enabled by widebody fleet
Strong value creation for all stakeholders	$1 billion incremental profit by 2027

We are focused on four critical milestones to complete the integration

Single Loyalty	Single Operating Certificate	Single Passenger Service System	Joint Collective Bargaining Agreements
2H 2025	Q4 2025	Q2 2026	2025-2027
Bringing the two loyalty programs (HawaiianMiles and Mileage Plan) together Single Credit Card Acquisition Platform Already launched Hawai‘i resident program – Huaka‘i by Hawaiian	Single airline from a FAA regulatory perspective • Aligned processes • Unified operational control • Combined carrier using one call sign and IATA code	Bringing both carriers onto one passenger reservation system to provide a seamless guest booking and travel experience	Single set of contract rules for all union-represented Alaska and Hawaiian workgroups Enables seniority integration

Approximately 53% of $400-500M expected one-time integration costs spent through 2024

Integration Cost Forecast



53%
2023-2024
2025
2026
2027

Types of Spend

- Technology integration
- Change in control and employee retention / severance
- Investment banking and financing fees
- Legal consultation
- Non-IT consulting and contractor spend to augment staffing